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                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

                    DATED THE DATE SPECIFIED IN THE SCHEDULE

                                 LOAN AGREEMENT

                                     BETWEEN

                                WIDCOMBE LIMITED

                                       and

                   HUTCHISON TELECOMMUNICATIONS INTERNATIONAL

                            (CAYMAN) HOLDINGS LIMITED

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                                                                   Exhibit 10.38
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THIS LOAN AGREEMENT is dated the date specified in the Schedule.

BETWEEN

(1)  WIDCOMBE LIMITED ("Borrower"); and

(2) HUTCHISON TELECOMMUNICATIONS INTERNATIONAL (CAYMAN) HOLDINGS LIMITED ("Lender")

WHEREAS

The background of this transaction is set out in the Schedule.

IT IS AGREED as follows:

1.   DEFINITIONS

     In this Agreement:

     "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for general business in each of the Business Day Locations.

     "Business Day Location" means each of the locations specified as such in the Schedule.

     "Drawdown Date" means each date on which each Loan is made available to the Borrower.

     "Effective Date" means the date specified as such in the Schedule.

     "Governing Jurisdiction" means the jurisdiction specified as such in the Schedule.

     "Governing Law" means the law specified as such in the Schedule.

     "Interest Period" means each period determined under this Agreement by reference to which interest on a Loan is calculated.

     "Interest Period Duration" means the period specified as such in the Schedule.

     "Interest Rate" means the rate specified as such in the Schedule.

     "Loan" means, unless otherwise stated in this Agreement, the principal amount of each Outstanding Loan made available by the Lender to the Borrower or the principal amount outstanding of that Outstanding Loan.

     "Outstanding Loan" means the loan specified as such in the Schedule and as of the Effective Date loaned by the Lender to the Borrower.

     "Party" means a party to this Agreement.

     "Schedule" means the Schedule to this Agreement.

     "Specified Currency" means the currency specified as such in the Schedule.

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2.   EFFECTIVE DATE

     This Agreement takes effect as from the Effective Date so that all the terms of this Agreement are applicable to each of the Outstanding Loans.

3.   REPAYMENT

     The Lender may, at any time, by notice to the Borrower declare that all or part of any amounts outstanding under this Agreement are immediately due and payable in which event the Borrower must immediately repay the outstanding amounts so declared due together with interest accrued thereon.

4.   PREPAYMENT

(a)  The Borrower may prepay any Loan at any time in whole or in part.

(b) All prepayments under this Agreement must be made with accrued interest on the amount prepaid. No premium or penalty is payable in respect of any prepayment.

5.   INTEREST

5.1  Rate of interest

     The rate of interest on each Loan for each of its Interest Periods is the percentage rate per annum equal to the Interest Rate.

5.2  Payment of interest

     Except where it is provided to the contrary in this Agreement, the Borrower must pay accrued interest on each Loan made to it on the last day of each of its Interest Period.

5.3  Calculation of interest

     Any interest accruing under this Agreement accrues from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.

6.   INTEREST PERIOD

6.1  Duration

(a)  Each Loan has successive Interest Periods.

(b) Each Interest Period for a Loan, subject to Clause 6.2, will start on its Drawdown Date or on the expiry of its preceding Interest Period and will be of a duration equal to the Interest Period Duration.

6.2  Consolidation

     Unless the Borrower otherwise requests, the first Interest Period for a Loan will end on the same day as the current Interest Period for any other Loan. On the last day of those Interest Periods, those Loans will be consolidated and treated as one Loan.

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7.   PAYMENTS

(a) All payments by the Parties are to be made in immediately available funds to a designated account. Payments by the Borrower must be made without set-off or counterclaim and without any deduction. If the Borrower is compelled to make any deductions it will pay additional amounts to ensure receipt by the Lender of the full amount which the Lender would have received but for such deduction.

(b) Unless this Agreement specifies that payments under it are to be made in a different manner, all amounts payable under this Agreement shall be payable in the Specified Currency. Amounts payable in respect of costs and expenses are payable in the currency in which they are incurred.

(c) If a payment under this Agreement is due on a day which is not a Business Day, the due date for that payment will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

8.   REPRESENTATIONS

8.1  Representations

     The representations set out in this Clause are made by the Borrower to the Lender.

8.2  Status

(a) It is a limited liability company, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

(b) It has the power to own its assets and carry on its business as it is being conducted.

8.3  Powers and authority

     It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Agreement and the transactions contemplated by this Agreement.

8.4  Legal validity

     This Agreement is its legally binding, valid and enforceable obligation.

8.5  Non-conflict

     The entry into and performance by it of, and the transactions contemplated by, this Agreement do not conflict with:

     (a)  any law or regulation applicable to it;

     (b)  its or any of its subsidiaries' constitutional documents; or

     (c)  any document which is binding upon it or any of its assets.

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9.   AMENDMENTS OR SUPPLEMENTS

     This Agreement may not be altered, amended or supplemented except by the written agreement of the Parties.

10.  ASSIGNMENT

     Neither the Lender nor the Borrower may assign or transfer its rights under this Agreement without the prior written consent of the other Party.

11.  COSTS

     The Borrower must pay to the Lender the amount of all costs and expenses reasonably incurred by it in connection with this Agreement and the transactions contemplated by it and the amount of all costs and expenses incurred by it in connection with the enforcement of, or the preservation of any rights under, this Agreement.

12.  SEVERABILITY

     If a term of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

     (a) the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

     (b) the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement.

13.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

14.  NOTICES

14.1 In writing

(a) Any communication in connection with this Agreement must be in writing and, unless otherwise stated, may be given in person, by post or fax.

(b) Unless it is agreed to the contrary, any consent or agreement required under this Agreement must be given in writing.

14.2 Contact details

(a) Except as provided below, the contact details of each Party for all communications in connection with this Agreement are those specified in the Schedule.

(b) Any Party may change its contact details by giving five Business Days' notice to the other Party.

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15.  LAW

     This Agreement shall be governed by Governing Law.

16.  JURISDICTION

     For the benefit of the Lender solely, the Borrower hereby irrevocably submits to the Governing Jurisdiction.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

WIDCOMBE LIMITED


By: /s/ Susan Chow
    ----------------------------------
Name: Susan Chow
Title: Director
Date: 18 September 2004


HUTCHISON TELECOMMUNICATIONS INTERNATIONAL
(CAYMAN) HOLDINGS LIMITED


By: /s/ Ting Chan
    ----------------------------------
Name: Ting Chan
Title: Director
Date: 18 September 2004

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SCHEDULE

1.   Agreement Date:               18 September 2004

2.   Borrower:                     Widcombe Limited, a company incorporated
                                   under the laws of the British Virgin Islands, whose registered office is situated at P.O.
                                   Box 957, Offshore Incorporations Centre, Road
                                   Town, Tortola, British Virgin Islands

3.   Lender:                       Hutchison Telecommunications International
                                   (Cayman) Holdings Limited, a company
                                   incorporated under the laws of the Cayman
                                   Islands, whose registered office is situated at Century Yard, Cricket Square, Hutchins
                                   Drive, P.O. Box 2681GT, George Town, Grand
                                   Cayman, British West Indies, Cayman Islands

4.   Effective Date:               18 September 2004

5.   Business Day Locations:       Hong Kong

6.   Interest Period Duration:     N/A

7.   Interest Rate:                Interest free

8.   Outstanding Loan:             US$27,606,826.23

9.   Specified Currency:           US$

10.  Governing Law:                Hong Kong laws

11.  Governing Jurisdiction:       Hong Kong courts

12.  Contact Details (Borrower):   Address: 22/F Hutchison House, 10 Harcourt
                                            Road, Hong Kong
                                   Fax: (852) 2128 1778
                                   Attn: Company Secretary

13.  Contact Details (Lender):     Address: 22/F Hutchison House, 10 Harcourt
                                            Road, Hong Kong
                                   Fax: (852) 2128 1778
                                   Attn: Company Secretary

14.  Additional Provisions:        Clauses 5 and 6 shall not apply

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